Marketable Securities:	3 Months Ended
Mar. 31, 2015
Marketable Securities: [Abstract]
Marketable Securities:

Note 5.      Marketable Securities:

	March 31,	December 31,
	2015	2014
Fair value at beginning of year	$175,541	$318,442
Impairment loss	-	(162,479)
Increase in market value	27,943	19,578
Fair value at balance sheet date	$203,484	$175,541

The Company's marketable securities are classified as available-for-sale and are recorded at quoted market value with gains and losses recorded within other comprehensive income until realized or impaired. Realized gains and losses are based on the average cost of the shares held at the date of disposition. As of March 31, 2015 and December 31, 2014, marketable securities had a cost basis of $158,537.